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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 1, 2001

                                 UDATE.COM, INC.
             ------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
             ------------------------------------------------------

                 (State or Other Jurisdiction of Incorporation)

               000-32497                                         33-0835561
---------------------------------           ----------------------------------

    (Commission File Number)                (I.R.S. Employer Identification No.)


NEW ENTERPRISE HOUSE,
ST. HELENS STREET, DERBY, ENGLAND                      DE1 3GY
----------------------------------          ----------------------------------

(Address of Principal Executive Offices)              (Zip Code)

                                 (877) 815-2955
                        --------------------------------

              (Registrant's Telephone Number, Including Area Code)

                                 ---------------

                                 NOT APPLICABLE

                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS

       On August 1, 2001, uDate.com, Inc. announced its financial results for the three months ended June 30, 2001.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

       (c)    Exhibits

Exhibit No.   Description
-----------   -----------

99.1          Press release dated August 1, 2001


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    UDATE.COM, INC.


Date:   August 2, 2001       By:    /s/ Michael Brocklesby
                                    -------------------------------------
                                    Michael Brocklesby
                                    Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

99.1                  Press release dated August 1, 2001.


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